OCU400: A Modifier Gene Therapy for Retinitis Pigmentosa and Leber Congenital Amaurosis

Ocugen, Inc., Malvern, PA, United States

INTRODUCTION

- Retinitis pigmentosa (RP) and Leber congenital amaurosis (LCA) are inherited retinal diseases (IRDs) with a worldwide prevalence of 1 in 4,000 and 3 in 100,000, respectively
- They are characterized by abnormalities in rod and cone photoreceptors
- LCA develops early in childhood, whereas RP develops over time
- In RP, progressive retinal degeneration often starts in the mid-periphery and advances toward the macula and fovea
- RP and LCA are caused by many different gene mutations

	Global	United States	Genes
Inherited Retinal Disease	2 million	~400,000	>300 genes
Retinitis Pigmentosa	1.5 million	100,000	>100 genes
Leber Congenital Amaurosis	~100,000	8200	>25 genes

Gong et al., 2021

OCU400 (AAV5-h*NR2E3*)

- OCU400 is a nuclear hormone receptor-based modifier gene therapy product consisting of an AAV5 capsid containing the human *NR2E3* transgene
- Granted **Orphan Drug Designations (ODDs)** for the treatment of ***NR2E3, RHO, CEP290,*** and ***PDE6B*** mutations-associated IRDs from US FDA
- Received **Orphan medicinal product designations** for the treatment of **RP** and **LCA** from EMA


ITR AAV2
Regulatory Elements
hNR2E3 Transgene
PolyA
ITR AAV2

OCU400 consists of two inverted terminal repeats (ITRs) flanking regulatory elements, h*NR2E3* transgene, and poly A sequence.

NUCLEAR HORMONE RECEPTORS AS MODIFIER GENE THERAPY

- **Nuclear hormone receptors (NHRs)** are intracellular receptors that **regulate gene expression**
- NHRs can regulate diverse physiological functions, acting as **"Master Genes"** inside the cell, such as:
  - Homeostasis
  - Cellular and tissue development
  - Cellular and tissue metabolism
- The human genome contains 48 NHRs
  - Many have tissue-specific expression patterns
  - NHR dysregulation often leads to disease
- Modifier gene therapies leverage these functions to provide an alternative to traditional gene replacement therapy

Retinal Gene Networks Regulated by *NR2E3*, a retina-specific NHR


Oxidative stress gene network
Phototransduction gene network
Neuroprotection gene network
Apoptosis gene network
Cell survival gene network
Metabolism gene network

EFFICACY


Human Disease
Mouse Model
Control
PDE6B associated RP
Rhodopsin associated adRP
Rhodopsin associated adRP
Leber Congenital Amaurosis (CEP290)
NR2E3 associated RP
B6
rd1
rd16
rd7
Untreated
AAV8-Nr2e3 Treated

OCU400 rescues retinal degeneration in multiple RP and LCA mouse models


Early-Stage Rescue
Advanced Stage Rescue
Uninjected
AAV8-Nr2e3 injected

OCU400 rescues survival of photoreceptors in outer nuclear layer in early and advanced stages of disease



OCU400 rescues retina's structural integrity


SCOTOPIC: ROD-FOCUSED
PHOTOPIC: CONE-FOCUSED

OCU400 enhances the retina's ERG response, which could mean improved vision for patients with IRDs

SAFETY AND BIODISTRIBUTION

OCU400:

- Specifically distributed in retina and RPE/choroid with sustained protein expression in retina
- No systemic distribution
- Good safety profile for overall clinical and ocular health
- Modest ADA response against AAV5 in mid and high dose groups
- No cell-based immune response against the drug product


Copies/µg DNA at 6 months post treatment
Retina
Vitreous Humor
RPE/Choroid
Iris/Ciliary Body
Sclera
Lateral Geniculate Nucleus
Optic Nerve
Optic Tract

AAV5-h*NR2E3* vector distribution in ocular tissues following subretinal administration


hNR2E3 in Retina (Normalized)
Concentration (pg/mg protein)
2500
2000
1500
1000
500
0
1 month
3 months
6 months
Control
Treated

NR2E3 transgene protein expression in retina

CLINICAL STUDY

- Positive DSMB recommendations after reviewing safety data from first 2 cohorts
- No Serious Adverse Events (SAEs) related to the investigational product


Qualification of patients and study baseline assessments
OCU400 Administration
Ocular, general and immunogenicity assessments
Ocular, general and immunogenicity assessments
Screening
Baseline
Treatment
EOS
Phase 1/2 Study
Completed
Completed
In Progress
9 patients RP (NR2E3 and RHO mutations)
Dose Escalation
Maximum Tolerable Dose (MTD) from Dose Escalation

PRODUCT DEVELOPMENT AND PATH FORWARD

- Process optimization and scale-up to support commercial manufacturing is established and clinical trial material has been generated
- Efficacy established in multiple RP and LCA models
- Safety profile established in minipig
- IND was successful
- Phase 1/2 clinical trial - patient enrollment in progress
- Phase 3 manufacturing, process characterization, and process validation for BLA are in progress


PHASE 1/2
Dose escalation in NR2E3 and RHO patients
Expansion to include CEP290 patients


Phase 1/2
Phase 3
RP
LCA
NR2E3
RHO
CEP290

Gong et al., Clin Ophthalmol 15, 2021
Li et al., Gene Therapy, 28(5), 2020